Duff & Phelps
Utilities
Tax-Free
Income Inc.
--------------------
Annual Report
October 31, 1999

Letter to
Shareholders
                                                              December 2, 1999
Dear Shareholder:
Fund Performance
   Duff & Phelps Utilities Tax-Free Income Fund (DTF) continued to provide a very attractive level of tax-free income over the past fiscal year ending October 31, 1999. Based on a price of $14.13 and a 7.75 cents monthly dividend, your Fund provided a tax-free yield of 6.58% as of October 31, 1999. This attractive level of income continues to be generated by a high quality, well diversified investment portfolio.

DTF's total return for the one, three and five year periods compares favorably to the Lipper Leveraged Municipal Peer Group as shown below:

                             ANNUALIZED TOTAL RETURN
                                  (10/31/99)

                       One Year              Three Year                Five Year
DTF1                      -4.45%                 4.10%                    7.35%
Lipper Leveraged
Municipal Peer Group      -6.48                  3.83                     7.28

1Source Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended October 31, 1999 is based on the net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

The Fund's strong call protection and diversified sector holdings contributed to this strong relative performance over these periods. The Fund's diversification by market sector is shown below:


                         FUND DIVERSIFICATION

                         Market Sectors
                           Electric Utilities         18%
                           Non-Utilities              32%
                           Pollution Control          19%
                           Water/Sewer Revenue        14%
                           Pre-Refunded Utilities     17%

   The Municipal Market in general has been under significant pressure this year due primarily to rising interest rates and lack of demand from individuals. Similar events took place in 1994. We believe the current discounts offer very attractive value.

                                  -I-

   As you will recall from our last report dated April 30, 1999, we mentioned that while we had not been earning the dividend on a current basis, we still had retained earnings from previous years to support the dividend. Management felt it prudent to reduce the dividend slightly from 8 cents to 7.75 cents per month as the retained earnings pool continues to be used. We will continually monitor this situation and keep you apprised.

General Economic Commentary

   The U.S. economy appears on target to set a post war record of nine years of uninterrupted economic expansion as it heads into the new millennium. The job market remains tight, inflation appears to be in check, and the global economic turmoil experienced in 1998 appears to have subsided. The national unemployment rate, which ended the third quarter at 4.2%, is the lowest the country has seen since the late 1960s. Inflation, as measured by the Consumer Price Index (CPI), ended the third quarter at approximately 2.5%. CPI has increased by approximately 1% over the last 12 months, and the Federal Reserve (Fed) has responded by raising rates three times for a total of 3/4 of 1%.

   Despite the recent tightening of monetary policy by the Fed, the economy remains resilient as labor markets are tight and consumer spending is strong. Labor markets are being stretched to capacity, which could force labor costs higher and put further pressure on prices. The willingness of consumers to borrow and spend is providing the economy the necessary fuel to stay healthy. The Fed is expected to remain vigilant to ensure that inflation does not overheat and disrupt the economy.

   In summary, the economy appears to be in good shape. Economic growth should continue at its current pace with a chance of slowing if labor constraints heighten. Inflation is expected to remain under control given the Fed's watchful eye and willingness to tighten monetary policy if necessary.

The Municipal Market and Your Fund

   The municipal bond market slightly underperformed the U.S. Treasury market over the past twelve months due primarily to soft demand from individual investors in the face of rising interest rates. Municipal yields are higher by almost 1% across the yield curve, while total returns are negative for maturities 10 years and longer. Issuance of municipal bonds is down approximately 20% when compared to 1998, as higher interest rates have made it less economical for issuers to refinance older, higher cost debt. As such, refundings are down over 50% from 1998, and total 1999 issuance is expected to be 25% lower than last year, which should bode well for the market heading into next year. On the demand side, retail buying has picked up as municipal yields approach 6%, while institutional buying, which includes mutual funds and insurance companies, has slowed. With long municipal bonds yielding almost 100% of long U.S. Treasury bonds, municipals are very attractive as we head into the year 2000.

   Within the DTF Fund, we continue to emphasize higher quality issues, as the yield premium between higher quality bonds and lower quality bonds remains narrow by historical standards. The Fund currently has an average

                                  -2-

quality rating of AA/Aa with over 79% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The electric utility sector continues to be an area of close focus due to the uncertainty surrounding electric deregulation and its ultimate impact on valuations. Beginning in January of the year 2000, several states will begin allowing consumers a choice among suppliers of electricity. While numerous states have adopted various forms of electric utility deregulation, the federal government remains unable to pass a national deregulation plan despite extensive debate. Until a national deregulation plan is adopted, the environment will remain uncertain and continue to impact valuations of electric utility bonds. As such, the portfolio remains well diversified in an effort to minimize exposure to any one sector. Additionally, the Fund's electric utility exposure is currently at a historically low level of 18%.

Outlook

  As we move forward into the year 2000, factors that could drive the relative value of municipal bonds over the year include: the U.S. inflation outlook and the Fed's response to monetary policy, U.S. Treasury rates and the global investment markets, legislative developments in the electric utility industry and their impact on tax laws for municipal utility bonds, and lastly, the municipal market's balance of supply and demand for municipal bonds. Finally, should the U.S. stock market continue to experience the same pace of appreciation that it has enjoyed over the past few years, money could continue to be diverted away from the tax exempt sector, thus putting some additional pressure on municipals. In spite of all these potential risks, the municipal market still represents good relative value at current levels, especially given the ratio of municipal yields to U.S. Treasury yields is close to 100%. Assuming the domestic economy remains healthy and municipal supply remains manageable, we would expect strong relative performance from the municipal market over the next year.

   We continue to appreciate your interest in the Duff & Phelps Utilities Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board

Calvin J. Pedersen
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 1999

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--97.6%
                          Alabama--1.5%
                          Jefferson Cnty. Alabama
                            Swr. Rev. Capital
                            Impvt.
Aaa            $ 3,000    5.75%, 2/1/38, Ser. A,
                            F.G.I.C................ $  2,849,070
                                                    ------------
                          California--15.9%
                          Foothill/Eastern Trans.
                            Corr. Agency California
                            Toll Road Rev.
AAA              5,640(c) 6.00%, 1/1/34, Ser. A
                            Prerefunded 1/1/07
                            @$100..................    6,063,846
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,260,522
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,144,300
                          Pomona California Sngl.
                            Fam. Mtge. Rev.,
Aaa              2,705    7.375%, 8/1/10,
                            Escrowed to maturity...    3,056,515
                          Riverside Cnty.
                            California Sngl. Fam.
                            Rev., Mtge. Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,032,750
                          San Bernardino Cnty.
                            California Residential
                            Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15,
                            Escrowed to maturity...   10,896,659
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02
                            @$102..................    2,142,640
                                                    ------------
                                                      30,597,232
                                                    ------------
                          Colorado--2.3%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2              1,300    8.00%, 6/1/25............    1,363,050
Aa2                590    8.125%, 6/1/25...........      618,261
                          Colorado Springs Utils.
                            Rev.,
Aa2              2,300    6.50%, 11/15/15, Ser.
                            A......................    2,421,854
                                                    ------------
                                                       4,403,165
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Connecticut--1.7%
                          Connecticut St. Airport
                            Rev.
Aaa            $ 3,000    7.65%, 10/1/12,
                            F.G.I.C................ $  3,356,370
                                                    ------------
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr. Ser. B
Aaa              3,500    6.75%, 5/1/19,
                            A.M.B.A.C..............    3,712,065
                                                    ------------
                          Florida--6.3%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    2,712,300
                          Florida St. Bd. Ed. Cap.
                            Outlay, Pub. Ed.
Aa2              5,000    5.25%, 6/1/23, Ser. D....    4,529,700
                          Reedy Creek Impvt. Dist.
                            Utils. Rev., Ser. 1,
Aaa              5,500    5.00%, 10/1/19,
                            M.B.I.A................    4,842,145
                                                    ------------
                                                      12,084,145
                                                    ------------
                          Georgia--8.3%
                          Atlanta Georgia Wtr. &
                            Waste Rev.,
Aaa              5,000    5.00%, 11/1/29, Ser. A,
                            F.G.I.C................    4,265,150
                          Mun. Elec. Auth. Pwr.
                            Rev., Ser. Y,
Aaa              2,615    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,812,903
                          Mun. Elec. Auth. Rev.,
                            Ser. X,
Aaa              2,750    6.50%, 1/1/20,
                            M.B.I.A................    2,946,213
Aaa              5,500    6.50%, 1/1/20,
                            A.M.B.A.C..............    5,892,425
                                                    ------------
                                                      15,916,691
                                                    ------------
                          Idaho--3.7%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Senior
Aa1              3,915    6.65%, 7/1/14, Ser. B....    4,036,913
Aaa              3,000    6.60%, 7/1/27, Ser. B        3,064,830
                                                    ------------
                                                       7,101,743
                                                    ------------
                          Illinois--8.4%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........    4,844,628
                          Chicago Illinois
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,251,000

                                          See Notes to Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Illinois--(cont'd.)
                          Chicago Illinois Sales
                            Tax Rev.,
               $ 5,000    5.375%, 1/1/27,
                            F.G.I.C................ $  4,490,950
                          Chicago Waterworks Rev.,
Aa3              2,500(c) 7.20%, 11/15/16, Ser.
                            1989
                            Prerefunded 11/15/99
                            @$102..................    2,553,625
                                                    ------------
                                                      16,140,203
                                                    ------------
                          Indiana--2.7%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13,
                            M.B.I.A................    5,179,400
                                                    ------------
                          Louisiana--3.7%
                          St. Charles Parish, Poll.
                            Ctrl. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Baa3             5,500    8.00%, 12/1/14, Ser.
                            1989...................    5,683,865
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,343,613
                                                    ------------
                                                       7,027,478
                                                    ------------
                          Massachusetts--3.1%
                          Massachusetts St., Wtr.
                            Res. Auth., Ser. A,
Aaa              5,330    7.00%, 8/1/13, M.B.I.A.
                            Prerefunded 8/1/04
                            @$101 1/2..............    5,917,792
                                                    ------------
                          Nebraska--2.7%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B,
                            Escrowed to maturity...    2,662,000
Aa2              2,500    6.20%, 2/1/17, Ser. B,
                            Escrowed to maturity...    2,613,175
                                                    ------------
                                                       5,275,175
                                                    ------------
                          New York--10.6%
                          New York City Mun. Wtr.
                            Fin. Auth., Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,760(c) 7.10%, 6/15/12
                            Prerefunded 6/15/01
                            @$101..................    3,965,710
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.
Aaa              2,585    6.00%, 7/1/15,
                            M.B.I.A................    2,614,805
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1               3,000    6.75%, 1/15/27, Ser.
                            92A....................    3,084,900
A1               4,000    7.125%, 12/1/29..........    4,362,320
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15..........    5,489,700
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Suffolk Cnty. New York
                            Ind. Dev. Agcy. Ind.
                            Dev. Rev.,
NR             $ 1,000    5.50%, 1/1/23............ $    881,320
                                                    ------------
                                                      20,398,755
                                                    ------------
                          Pennsylvania--1.6%
                          Montgomery Cnty. Ind.
                            Dev. Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa              3,000    6.70%, 12/1/21,
                            M.B.I.A................    3,158,130
                                                    ------------
                          Tennessee--1.7%
                          Tennessee Hsg. Dev.
                            Agcy., Mtge. Finance
Aaa              3,135    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................    3,186,351
                                                    ------------
                          Texas--5.3%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
Aa3              8,000    7.875%, 3/1/21...........    8,390,960
                          Harris Cnty. Texas
                            Toll Road Sub. Lien
Aa1              1,650    7.00%, 8/15/10, Ser. A...    1,870,885
                                                    ------------
                                                      10,261,845
                                                    ------------
                          Washington--14.1%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,836,730
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls
                            Hydroelectric Proj.
                            Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded 10/1/01
                            @$102..................    5,345,150
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....    1,573,320
A1               8,000    5.80%, 1/1/24............    7,766,640
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 1
                            Rev.,
Aaa              2,500(c) 6.875%, 7/1/17, Ser. A
                            Prerefunded 7/1/01
                            @$102..................    2,649,800
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07............    2,520,000
                          Nuclear Proj. No. 3 Rev.,
Aaa              2,170(c) 6.75%, 7/1/05, Ser. A
                            Prerefunded 7/1/01
                            @$102..................    2,297,336

                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Washington--(cont'd.)
Aaa            $ 1,000(c) 7.25%, 7/1/15, Ser. B
                            Prerefunded 1/1/00
                            @$102.................. $  1,025,490
Aaa              1,000(c) 6.50%, 7/1/18
                            Prerefunded 7/1/01
                            @$102..................    1,054,680
                                                    ------------
                                                      27,069,146
                                                    ------------
                          Wyoming--2.1%
                          Wyoming St. Farm Loan
                            Board Capital Fac.
                            Rev.,
AA-*             4,000    5.75%, 10/1/20...........    3,935,000
                                                    ------------
                          Total long-term
                            investments
                            (cost $181,175,643)....  187,569,756
                                                    ------------
                          SHORT-TERM INVESTMENTS--0.7%
                          California Poll. Ctrl. Fin. Auth.
                            Rev.,
                            So. Cal. Ed., Ser. 86B
VMIG1              300    3.75%, 11/1/99,
                            F.R.D.D................      300,000
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR               1,090    3.08%....................    1,089,718
                                                    ------------
                          Total short-term
                            investments
                            (cost $1,389,718)......    1,389,718
                                                    ------------
                          Total Investments--98.3%
                            (cost $182,565,361;
                            Note 3)................  188,959,474
                          Other assets in excess of
                            liabilities--1.7%......    3,279,522
                                                    ------------
                          Net Assets--100%......... $192,238,996
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guarantee Insurance Company.
    F.S.A.--Financial Security Assurance Inc.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D.--Floating Rate Daily Demand Note (b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Daily Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 1999
----------------------------------------------------------

Assets
Investments, at value (cost
  $182,565,361)........................   $188,959,474
Cash...................................         46,360
Interest receivable....................      3,514,765
Receivable for investments sold........         67,180
                                          ------------
  Total assets.........................    192,587,779
                                          ------------
Liabilities
Accrued expenses.......................        159,469
Dividends payable......................         88,629
Advisory fee payable (Note 2)..........         77,450
Administration fee payable (Note 2)....         23,235
                                          ------------
  Total liabilities....................        348,783
                                          ------------
Net Assets.............................   $192,238,996
                                          ------------
                                          ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Common stock at par ($.01 par value;
  600,000,000
  shares authorized and 8,507,456
  issued and outstanding)..............         85,075
Paid-in capital........................    120,408,778
Undistributed net investment income....        588,192
Accumulated net realized loss on
  investments..........................       (237,162)
Net unrealized appreciation on
  investments..........................      6,394,113
                                          ------------
  Net assets applicable to common stock
    (equivalent to $14.96 per share
    based on 8,507,456 shares
    outstanding).......................    127,238,996
                                          ------------
  Total capital (Net assets)...........   $192,238,996
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 1999
----------------------------------------------------------

Net Investment Income
Income
  Interest..............................   $ 11,562,147
                                           ------------
Expenses
  Investment advisory fee...............      1,021,693
  Administration fee....................        306,508
  Remarketing expense...................        162,500
  Directors' fees and expenses..........        125,000
  Custodian's fees and expenses.........         89,400
  Reports to shareholders...............         59,000
  Audit fee and expenses................         42,000
  Transfer agent's fees and expenses....         40,000
  Legal fees and expenses...............         27,000
  Registration expenses.................         17,000
  Miscellaneous.........................          5,800
                                           ------------
    Total expenses......................      1,895,901
                                           ------------
Net investment income...................      9,666,246
                                           ------------
Realized and Unrealized (Loss)
on Investments
Net realized loss on investment
  transactions..........................       (123,315)
Net change in unrealized depreciation on
  investments...........................    (13,390,205)
                                           ------------
Net realized and unrealized loss on
  investments...........................    (13,513,520)
                                           ------------
Net Decrease in Net Assets
Resulting from Operations...............   $ (3,847,274)
                                           ------------
                                           ------------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

Increase (Decrease)
in Net Assets                    Year Ended October 31,
                               ---------------------------
                                   1999           1998
                               ------------   ------------
Operations:
  Net investment income......  $  9,666,246   $  9,882,106
  Net realized loss on
    investment
    transactions.............      (123,315)      (113,847)
  Net change in unrealized
    appreciation/depreciation
    of investments...........   (13,390,205)     3,526,116
                               ------------   ------------
  Net increase (decrease) in
    net assets resulting from
    operations...............    (3,847,274)    13,294,375
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income........    (8,157,027)    (8,086,351)
  Dividends to preferred
    shareholders from net
    investment income........    (2,110,264)    (2,347,865)
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................       888,334        788,541
                               ------------   ------------
Total increase (decrease)....   (13,226,231)     3,648,700
Net Assets
Beginning of year............   205,465,227    201,816,527
                               ------------   ------------
End of year..................  $192,238,996   $205,465,227
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                       Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON           ------------------------------------------------------------
SHAREHOLDERS:                                         1999         1998         1997         1996         1995
                                                    --------     --------     --------     --------     --------
Net asset value, beginning of year...............   $  16.62     $  16.28     $  15.84     $  15.90     $  14.23
                                                    --------     --------     --------     --------     --------
  Net investment income(d).......................       1.14         1.17         1.18         1.21         1.24
  Net realized and unrealized gain (loss) on
  investments(d).................................      (1.59)         .41          .50           --         1.70
                                                    --------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.....................................       (.45)        1.58         1.68         1.21         2.94
                                                    --------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders.........................       (.25)        (.28)        (.28)        (.27)        (.31)
                                                    --------     --------     --------     --------     --------
  Common shareholders............................       (.96)(e)     (.96)        (.96)        (.96)        (.96)
                                                    --------     --------     --------     --------     --------
Distributions from net realized gains to:
  Preferred shareholders.........................         --           --           --         (.01)          --
                                                    --------     --------     --------     --------     --------
  Common shareholders............................         --           --           --         (.03)          --
                                                    --------     --------     --------     --------     --------
Net asset value, end of year(a)..................   $  14.96     $  16.62     $  16.28     $  15.84     $  15.90
                                                    --------     --------     --------     --------     --------
Per share market value, end of year(a)...........   $  14.13     $  17.31     $  16.00     $  15.13     $  14.38
                                                    --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..................................     (13.34)%      11.41%       12.42%       12.19%       16.03%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses...............................       1.39%        1.34%        1.35%        1.35%        1.37%
Net investment income............................       7.10%        7.18%        7.46%        7.69%        8.15%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..........................................   $136,111     $137,680     $133,055     $132,361     $127,112
Portfolio turnover...............................          6%           0%           5%          10%          66%
Net assets of common shareholders, end of year
  (000)..........................................   $127,239     $140,465     $136,817     $132,678     $133,124
Asset coverage per share of preferred stock, end
  of year........................................   $147,876     $158,050     $155,243     $152,126     $152,403
Preferred stock outstanding (000)................   $ 65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the year.
(e) The unrounded amount is $0.955.
See Notes to Financial Statements.
                                       8

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Investments Fund Management LLC ('PIFM'), a wholly owned subsidiary of The Prudential Insurance Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and
                                       9
accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the fiscal year ended
October 31, 1999 aggregated $14,294,470 and $10,819,400, respectively.

   The Federal income tax basis of the Fund's investments at October 31, 1999 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $6,394,113 (gross unrealized appreciation--$8,368,586; gross unrealized depreciation--$1,974,473).

   The Fund had a capital loss carryforward as of October 31, 1999 of approximately $237,200, of which $113,800 expires in 2006 and $123,400 expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock authorized.

   During the fiscal year ended October 31, 1999 the Fund issued 54,970 common shares in connection with the reinvestment of dividends. For the year ended October 31, 1998 the Fund issued 47,727 common shares in connection with the reinvestment of dividends.

   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 2.99% to 5.00% during the fiscal year ended October 31, 1999.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              1999, dividends declared and paid on preferred
shares totalled $180,505. On November 1, 1999, the Board of Directors of the Fund declared a dividend of $.0775 per common share payable on November 30, to common shareholders of record on November 15. On November 16, 1999 the Board of Directors approved a dividend of $.0775 per common share to be declared on December 1, 1999 payable on December 31, to common shareholders of record on December 15.
                                       10

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the fiscal years since 1995, in conformity with generally accepted accounting principles.
                                                          Ernst & Young LLP
Chicago, Illinois
November 19, 1999
--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------
   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, all dividends paid from net investment income were federally tax-exempt interest dividends.
                                       11

--------------------------------------------------------------------------------
OTHER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston, Massachusetts, 02266 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with
                                       12
purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.
--------------------------------------------------------------------------------
Year 2000 Risks (Unaudited)
--------------------------------------------------------------------------------
      Like other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund and its service providers do not properly process and calculate date-related information from and after January 1, 2000. The Fund is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 problem however, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Calvin J. Pedersen, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Nancy Engberg, Secretary, Vice President & Counsel
            James W. Rosenberger, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101